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                                                                   EXHIBIT 10(q)

                            1996 AMENDED AND RESTATED
                          SOUTHERN NATIONAL CORPORATION
                            SHORT-TERM INCENTIVE PLAN


1.   The Plan. The purpose of this 1996 Amended and Restated Southern National
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     Corporation Short-Term Incentive Plan (the "Plan") is to provide select
     "key executives" of Southern National Corporation or an affiliate thereof (the "Company") with cash awards (the "Awards") based upon preestablished, objective performance goals, thereby promoting a closer identification of the participating employees' interests with the interests of the Company and its shareholders, and further stimulating such employees' efforts to enhance the efficiency, profitability, growth and value of the Company.

2.   Plan Administration. The Plan shall be administered by the Compensation
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     Committee of the Board of Directors of the Company or a subcommittee thereof (the "Committee"). The Committee shall have full authority to interpret and administer the Plan and establish rules and regulations for the administration of the Plan. Any actions of the Committee may be taken by a written instrument signed by all of the members of the Committee and such action so taken by written consent shall be as fully effected as if it had been taken by a majority of the members at a meeting duly held and called. The decisions and determinations of the Committee in all matters regarding the Plan shall be in its sole discretion. Any decision made, or action taken, by the Committee in connection with the administration of the Plan shall be final, binding and conclusive. No member of the Committee shall be liable for any action, determination or decision made in good faith with respect to the Plan or any Award paid under it. Notwithstanding the foregoing, the Committee may delegate the administration of the Plan to one or more of its designees, but only with respect to matters regarding participants who are not in the executive management class. All matters regarding the participants in the executive management class shall be the sole responsibility of the Committee.

3.   Eligibility. The participants in the Plan (collectively, the "Participants"
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     or individually, a "Participant") shall be those key executives of the
     Company who are designated each year as Participants by the Committee. Such designation shall be made during the first 90 days of each calendar year. Participation in the Plan in any one calendar year does not guarantee that

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     a key executive will be selected to participate in the Plan in any following calendar year.

4.   Size of Awards. Each calendar year, the Committee shall establish a target
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     award for each Participant in the Plan, which shall be expressed as a percentage of his "Base Compensation" (the "Target Award"). For this purpose, "Base Compensation" means the base compensation actually paid to the Participant during the calendar year; provided, however, that the Base Compensation of a Participant who is in the executive management class shall not exceed the limit established by the Committee (the "Base Compensation Limit"). If and to the extent the performance goals established for the Participant by the Committee pursuant to Section 5 are met, the Participant's Award shall range from the amount of his "Threshold Award" to the amount of his "Superior Award." A Participant's "Threshold Award" shall be equal to 25 percent of his Target Award and his Superior Award shall be equal to a maximum percentage (the "Maximum Percentage") established by the Committee of his Target Award. The Target Award of each Participant or class of Participants (e.g., executive management), the
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     Maximum Percentage and the Base Compensation Limit shall be established in writing by the Committee within the first 90 days of each calendar year.

5.   Establishment of Performance Goals. Within the first 90 days of each
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     calendar year and at a time when the outcome is substantially uncertain, the Committee shall establish performance goals for each Participant. The performance goals established for each Participant or class of Participants (e.g., executive management) shall be in writing and shall be attached
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     hereto as an Exhibit following establishment thereof. The following rules and guidelines shall apply in establishing performance goals:

     a.   Types of performance. The performance goals established by the
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          Committee shall be based on one or more performance measures that apply to the Participant alone ("Individual Performance"), the Participant's business unit/function performance ("Business Unit/Function Performance"), the Company as a whole ("Corporate Performance"), or any combination of Individual Performance, Business Unit/Function Performance or Corporate Performance. If a Participant's performance goals are based on a combination of Individual Performance, Business Unit/Function Performance or Corporate Performance, the Committee shall weight the importance of each type of performance that applies to such Participant by assigning a percentage to it (the "Weighted Percentage"). In no event shall the aggregate Weighted Percentages exceed 100 percent.

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     b.   Performance measures. The Committee shall establish the performance
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          measures that apply to Individual Performance, Business Unit/Function
          Performance and Corporate Performance.

          (i)   Individual Performance. The performance measures for Individual
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                Performance shall be established separately for each Participant whose performance goals are based in whole or in part on Individual Performance. Such performance measures shall be based on such business criteria as process improvement, sales, loan growth, deposit growth and expense management.

          (ii)  Business Unit/Function Performance. The performance measures for
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                Business Unit/Function Performance shall be established
                separately for each Participant whose performance goals are based in whole or in part on Business Unit/Function Performance. Such performance measures shall be based on such business criteria as achievement of financial or non-financial goals, growth, and market share.

          (iii) Corporate Performance. The performance measures for Corporate
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                Performance shall be established based on such factors as stock price, market share, sales, earnings per share, return on equity, return on average assets or expense management.

          If more than one business criteria is used as a performance measure for a type of performance (e.g., Corporate Performance), the Committee
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          shall weight the importance of each business criteria by assigning a percentage to it. In no event shall the aggregate percentages exceed 100 percent.

     c.   Levels of performance. The Committee shall establish a threshold,
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          target and superior level of performance with respect to each measure of performance. A Performance Value shall be assigned to each such level of performance as follows:

                Level of Performance                        Performance Value
                --------------------                        -----------------
                Threshold                                           25%
                Target                                             100%
                Superior                                    Maximum Percentage

          Interpolation shall be used to determine the Performance Value associated with performance between the threshold, target and superior performance levels. Performance below the threshold level shall have a 0 value and performance above the superior level shall have a value equal to the Maximum Percentage.

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     6.   Determination and Payment of Awards. The determination of the Award
          (if any) payable to a Participant shall be made as soon as practicable as of the end of each calendar year by the Committee. The amount of the Award shall be determined in accordance with the following formula:

                      (AxBxC) + (AxDxE) + (AxFxG) = Award

          where:

               (A)  is the Participant's Target Award;

               (B) is the Participant's Weighted Percentage (if any) for Individual Performance;

               (C) is the Performance Value assigned to the level of performance attained by the Participant for Individual Performance;

               (D) is the Participant's Weighted Percentage (if any) for Business Unit/Function Performance;

               (E) is the Performance Value assigned to the level of performance attained by the Participant for Business Unit/Function Performance;

               (F) is the Participant's Weighted Percentage (if any) for Corporate Performance; and

               (G) is the Performance Value assigned to the level of performance attained by the Participant for Corporate Performance.

          The Award, if any, earned by a Participant with respect to a calendar year shall be paid to him in cash as soon as practicable following the determination of the Award and the Committee's written certification that the Participant achieved his performance goals. The Committee shall not have any discretion to increase the amount of an Award otherwise earned and payable pursuant to the terms of the Plan to a Participant who is in the executive management class. The Committee shall have the discretion to reduce or eliminate the amount of an Award otherwise earned and payable pursuant to the terms of the Plan to any Participant. No Award shall be paid to a Participant if his performance is below the threshold level of performance established by the Committee.

     7.   Termination For Reasons Other Than Death, Disability or Retirement. If
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          a Participant's employment with the Company is terminated for any reason other than death, disability or retirement during a calendar year, he shall forfeit his right to receive any Award under this Plan, except that the Committee may elect, in its sole and absolute discretion, to pay an Award to such Participant based on his performance and Base Compensation for that portion of the calendar year during which he was employed.

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     8.   Termination Due to Death, Disability or Retirement. If a Participant's
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          employment with the Company is terminated during a calendar year by reason of death, disability or retirement, and the Participant has been actively employed by the Company for a minimum of 6 calendar months during such calendar year, he shall be eligible for an Award based on his performance and Base Compensation for that portion of the calendar year in which he was employed. The determination and payment of such Award shall be made by the Committee at the end of such calendar year in the manner described in Section 6. If a Participant shall terminate employment during the calendar year for any reason with less than 6 calendar months of employment, he shall forfeit his right to receive any Award under this Plan, except that the Committee may elect, in its sole and absolute discretion, to pay an Award to such Participant based on his performance and Base Compensation for that portion of the calendar year during which he was employed.

     9.   No Implied Contract. Nothing contained in this Plan shall be construed
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          as conferring upon any Participant the right or imposing upon him the obligation to continue in the employment of the Company, nor shall it be construed as imposing upon the Company the obligation to continue to employ the Participant.

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     10.  Amendments. The Board of Directors of the Company may amend or
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          terminate the Plan in whole or in part at any time; provided, that no such action shall adversely affect any Award earned and payable under the Plan as of the date of such amendment or termination. .

     11.  Effective Date. The Plan, as amended and restated, shall become
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          effective on February 27, 1996, subject to the approval of the Board of Directors of the Company.

     12.  Miscellaneous.

          a.   Taxes. Any tax required to be withheld by any government
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               authority shall be deducted from each Award.

          b.   Non-assignability. Awards under the Plan shall not be subject to
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               anticipation, alienation, pledge, transfer or assignment by any person entitled thereto, except by designation of a beneficiary or by will or the laws of descent and distribution.

          c.   No trust. The obligation of the Company to make payments
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               hereunder shall constitute a liability of the Company to the
               Participants. Such payments shall be made from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and neither the Participants nor their beneficiaries shall have any interest in any particular assets of the Company by reason of its obligations hereunder. Nothing contained in this Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and the Participants or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

          d.   Facility of payments. If a Participant or any other person
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               entitled to receive an Award under this Plan (the "recipient")
               shall, at the time payment of any such amount is due, be incapacitated so that such recipient cannot legally receive or acknowledge receipt of the payment, then the Committee, in its sole and absolute discretion, may direct that the payment be made to the legal guardian, attorney-in-fact or person with whom such recipient is residing, and such payment shall be in full satisfaction of the Company's obligation under the Plan with respect to such amount.

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          e.   Beneficiary designation. Each Participant may designate a
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               beneficiary hereunder. Such designation shall be in writing, shall be made in the form and manner prescribed by the Committee, and shall be effective only if filed with the Committee prior to the Participant's death. A Participant may, at any time prior to his death, and without the consent of his beneficiary, change his designation of beneficiary by filing a written notice of such change with the Committee in the form and manner prescribed by the Committee. In the absence of a designated beneficiary, or if the designated beneficiary and any designated contingent beneficiary predecease theParticipant, the beneficiary shall be the Participant's surviving spouse, or if the Participant has no surviving spouse, the Participant's estate.

          f.   Governing Law. The Plan shall be construed and its provisions
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               enforced and administered in accordance with the laws of the
               State of North Carolina.

               This 1996 Amended and Restated Southern National Corporation Short-Term Incentive Plan has been executed in behalf of the Company as of the 27th day of February, 1996.

                                                  SOUTHERN NATIONAL CORPORATION



                                                  By:    /s/ Kelly S. King
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                                                            President

Attest:

/s/ Jerone C. Herring
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Secretary


[Corporate Seal]

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